JWB AGGRESSIVE GROWTH FUND
                               Shareholders Report


Dear Shareholders,

The year ending December 31, 1997, proved to be a very successful year for the Fund, with the Fund earning an annual total return of 39.41%. We believe using the same diligent fundamental analysis to purchase only the most well managed companies in the market, which show strong future growth patterns relative to the companies current price, will hopefully allow us to repeat 1997 results (past performance is no guarantee of future performance).

In 1998, we will be increasing our efforts to market the Fund in light of our great return. We will be marketing through registered investment advisors and other sources to increase assets under management.

This year's economy appears to be comparable to last year's economy in several characteristics. Individual companies continue posting strong returns, while unemployment remains at its lows. Inflation has not shown strong signs of increasing in the near future, which means interest rates will not have to be raised to constrict the economy. The American economy's pace should not slow down significantly, due to Asian economic problems (at least for the first 3 quarters of the year). We expect earnings to stay strong and for companies who manage their debt and have no more than 10% of their business dealings in Asia to lead the market, and thus pull the markets in an upward swing (while the weekly markets exhibit schizophrenic volatility). This all means - we should be fine for the first three quarters.

We would like to give thanks to the shareholders for their commitment and belief in the Fund and hope you will benefit from our hard work and diligence in the future.

Sincerely,


/s/ John W. Bagwell
------------------------------
John W. Bagwell, CEO & Trustee
JWB Aggressive Growth Fund

February 26, 1998

                           JWB Aggressive Growth Fund
                      vs. Nasdaq Composite & S&P 500 Index

The following data replaces a graph that depicts the growth of a hypothetical $10,000 investment.

                                                               JWB Aggressive
                  S & P 500 Index      Nasdaq Composite          Growth Fund
                  ---------------      ----------------          -----------
12/31/96             $10,000.00            $10,000.00             $10,000.00
 1/31/97             $10,613.00            $10,688.00             $10,583.00
 2/28/97             $10,676.00            $10,139.00             $10,074.00
 3/31/97             $10,221.00             $9,463.00              $9,460.00
 4/30/97             $10,818.00             $9,766.00              $9,311.00
 5/31/97             $11,452.00            $10,847.00             $10,360.00
 6/30/97             $11,949.00            $11,170.00             $11,239.00
 7/31/97             $12,883.00            $12,345.00             $12,299.00
 8/31/97             $12,143.00            $12,295.00             $12,818.00
 9/30/97             $12,788.00            $13,057.00             $14,756.00
10/31/97             $12,347.00            $12,344.00             $14,153.00
11/30/97             $12,898.00            $12,397.00             $14,163.00
12/31/97             $13,234.00            $12,164.00             $13,941.00


                                 Total Return*
                              Year Ended 12/31/97
                              -------------------
                      JWB Aggressive Growth Fund    39.41%
                      NASDAQ Composite Index        36.05%**
                      S&P 500 Index                 33.36%

 * Assumes reinvestment of all dividends and capital gains.
** Simple Price Appreciation. Dividends and capital gains not reinvested in index.

                           JWB AGGRESSIVE GROWTH FUND
                             Schedule of Investments
                                December 31, 1997

COMMON STOCKS                                             Shares          Value
                                                          ------        --------

BASIC INDUSTRIES (7.4%)
     Albermarle Corp.                                       975         $ 23,278
     Safety Components Intl, Inc.*                          372            4,464
                                                                        --------
                                                                          27,742
                                                                        --------

TRANSPORTATION (2.2%)
     CSX Corp.                                              150            8,100
                                                                        --------


CONSUMER DURABLES (5.6%)
     Arctic Cat Inc.                                      1,700           16,469
     Penn Engineering & Mfg. Corp.                          200            4,800
                                                                        --------
                                                                          21,269
                                                                        --------

APPAREL & ACCESSORY (9.5%)
     Gymboree Corp. *                                       428           11,717
     Just For Feet, Inc. *                                  150            1,969
     Sears Roebuck & Co.*                                   200            9,050
     Saks Holdings Inc.*                                    200            4,138
     Tommy Hilfiger Corp.*                                  250            8,781
                                                                        --------
                                                                          35,655
                                                                        --------

UTILITIES (1.6%)
     Allen Telecom Inc.*                                    275            5,070
     Wireless Telecom Group Inc.                            130              804
                                                                        --------
                                                                           5,874
                                                                        --------

FINANCIAL (10.0%)
     City National Corp.                                    775           28,627
     Peoples Bancshares Inc.*                               100            2,275
     TCF Financial Corp.*                                   100            3,394
     Sierrawest Bancorp *                                   100            3,375
                                                                        --------
                                                                          37,671
                                                                        --------


   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 1997


COMMON STOCKS (CONTINUED)                                 Shares          Value
                                                          ------        --------

CAPITAL GOODS - CONSTRUCTION (3.6%)
     Boeing Co.*                                            206         $ 10,081
     Ciprico Inc.*                                          100            1,175
     Sport-Haley Inc.*                                      220            2,240
                                                                        --------
                                                                          13,676
                                                                        --------

TECHNOLOGY & SCIENCE (3.5%)
     Scientific Games Hldgs Corp. *                         550           11,138
     Thermotrex Corp.*                                      100            2,213
                                                                        --------
                                                                          13,351
                                                                        --------
                  Total Common Stocks (43.4%)
                        (Cost $139,918)                                  163,338

                  Cash (55.5%)                                           208,574

                  Other assets - Net (1.1%)                                4,230
                                                                        --------

                  NET ASSETS (100%)                                     $376,142
                                                                        ========

*  Non - Income Producing Security

   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                       Statement of Assets and Liabilities
                                December 31, 1997


ASSETS
    Investment in Securities, at current
       value (cost $139,917)                                          $ 163,336

Cash                                                                    208,575
Receivables:
  Dividends                                                                  95
  Interest                                                                  956
  Due from Advisor (Note 2)                                               3,783
Deferred organization costs (Note 1)                                     19,523
                                                                      ---------

           Total assets                                                 396,268
                                                                      ---------

LIABILITIES
Accrued expenses                                                            603
Due to advisor for deferred organization costs (Note 1)                  19,523
                                                                      ---------

          Total liabilities                                              20,126
                                                                      ---------

          NET ASSETS                                                  $ 376,142
                                                                      =========

Net assets consist of:
       Paid-in capital                                                $ 353,095
       Accumulated net realized gain from investments                        34
       Net unrealized appreciation on investments                        23,419
       Accumulated net investment loss                                     (406)
                                                                      ---------

          NET ASSETS (FOR 39,771 SHARES OUTSTANDING)                  $ 376,142
                                                                      =========

          NET ASSET VALUE PER SHARE                                   $    9.46
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                             Statement of Operations
                          Year ended December 31, 1997


INVESTMENT INCOME
     Dividend income                                                  $   1,645
     Interest income                                                      3,281
                                                                      ---------

               Total income                                               4,926
                                                                      ---------

EXPENSES
     Investment management fees (Note 2)                                  3,906
     Administrative service fee (Note 2)                                  3,515
     Accounting service fees                                             21,966
     Audit fees                                                           4,800
     Custodian fees                                                       3,624
     Registration fees                                                      250
     Insurance                                                            1,500
                                                                      ---------

               Total expenses before reimbursement                       39,561
               Expense reimbursement by advisor (Note 2)                (32,320)
                                                                      ---------

               Net expenses                                               7,241
                                                                      ---------

NET INVESTMENT LOSS                                                      (2,315)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
      Net realized gain on investments                                  125,060
      Net change in unrealized appreciation of investments                6,890
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                         131,950
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 129,635
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                       Statement of Changes in Net Assets
                                December 31, 1997

                                                                                 For the period
                                                                                 March 28, 1996
                                                                                 (commencement
                                                               For year ended    of operations)
                                                                 December 31,    to December 31,
                                                                     1997             1996
                                                                  ---------        ---------

  Increase (decrease) in net assets from operations:
      Net investment loss                                         $ ( 2,315)            (406)
      Net realized gain (loss) from investments                     125,060          (16,880)
      Change in unrealized appreciation
          of investments                                              6,890           16,528
                                                                  ---------        ---------

              Net increase (decrease) in net assets resulting
                  from operations                                   129,635             (758)
                                                                  ---------        ---------

  Distributions to shareholders:
      Distributions from net realized gain on investments          (105,831)              --
                                                                  ---------        ---------

              Total distributions to shareholders                  (105,831)              --
                                                                  ---------        ---------

  Capital share transactions: *
      Proceeds from shares sold                                      11,000          462,011
      Proceeds from shares issued on reinvestment of
          distributions from capital gains                          105,831               --
      Shares redeemed                                              (207,426)         (18,320)
                                                                  ---------        ---------

      Net decrease from capital share transactions                  (90,595)         443,691
                                                                  ---------        ---------

  Total increase (decrease) in net assets                           (66,791)         442,933
  Net assets at beginning of year                                   442,933               --
                                                                  ---------        ---------

  Net assets at end of year                                       $ 376,142        $ 442,933
                                                                  =========        =========

*Shares sold                                                            860           48,836
  Shares issued in reinvestment of distribution                      11,199               --
                                                                  ---------        ---------
                                                                     12,059           48,836
  Shares redeemed                                                   (19,231)          (1,893)
                                                                  ---------        ---------

             Net increase (decrease)                                 (7,172)          46,943
                                                                  =========        =========

   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                              Financial Highlights
  (Selected data for a share of capital stock outstanding through each period)

                                                                              For the period
                                                                              March 28, 1996
                                                                              (commencement
                                                            For year ended    of operations)
                                                             December 31,     to December 31,
                                                                 1997              1996
                                                              ---------         ---------

Net asset value, beginning of year                            $    9.44         $   10.00
                                                              ---------         ---------

Income from investment operations:
      Net investment income                                       (0.06)            (0.01)
      Net realized and unrealized gain
         on investments                                            3.78             (0.55)
                                                              ---------         ---------

Total from investment operations                                   3.72             (0.56)
                                                              ---------         ---------


Less Distributions to shareholders:
     Net realized gain on investments sold                        (3.70)               --
                                                              ---------         ---------

Total distributions                                               (3.70)               --
                                                              ---------         ---------

Net asset value, end of year                                  $    9.46         $    9.44
                                                              =========         =========

Total investment return                                           39.41%            (0.06%)


Ratios/Supplemental Data:
     Net assets, end of period (000's)                        $     376         $     443
     Ratio of expenses to average net assets                       1.86%             1.95%
     Ratio of net investment income to average net assets         (0.59%)           (0.23%)
     Portfolio turnover rate                                      44.34%           181.79%
    Average commission rate paid                              $   .0345         $   .0426

   The accompanying notes are an integral part of these financial statements.

                           JWB AGGRESSIVE GROWTH FUND
                          Notes To Financial Statements
                                December 31, 1997


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        Organization: JWB Aggressive Growth Fund (the "Fund") is a, diversified open-end management investment company that consists of one portfolio. The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940. The Fund is authorized to issue an unlimited number of shares. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles for regulated investment companies.

        The following is a summary of significant accounting policies followed by the Fund.

        Security Valuation: Securities are valued at the last reported sales price, in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Trustees in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

        Securities Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

        Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

        Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           JWB AGGRESSIVE GROWTH FUND
                    Notes To Financial Statements (Continued)
                                December 31, 1997


1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Other: The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principals. These differences relate primarily to foreign denominated investments, market discount, defaulted bonds, partnerships, non-taxable dividends and losses deferred due to wash sales. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

        Deferred Organization Expenses: JWB Investment Advisory & Research (the "Advisor") has paid the deferred organization expenses of the Fund. The deferred organization expenses will be amortized over a period not exceeding five years once the Fund has the ability to amortize the expenses and not exceed the voluntary expense limitation (see Note 2). The Advisor will be repaid at the rate in which the deferred organization expenses are amortized.


2.      MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

        Investment Management Fee: Under the terms of the investment management agreement, the Advisor has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Advisor will receive a fee, for the performance of its services at an annual rate of 1% of average daily net assets. The fee will be accrued daily and paid monthly. An investment management fee of $3,906 was accrued but none paid for the period December 31, 1997. The Advisor had agreed to limit the Fund's expenses to 2.35% of the Fund's average daily net assets until July 6, 1997. The actual expense ratio for the year ended December 31, 1997 was 1.85%. The Advisor reimbursed the Fund and waived fees and expenses totalling $32,320 for the year ended December 31, 1997.

        Administration Fee: The Fund has an administration agreement with JWB Management Corporation (the "Administrator"), an affiliate of the Advisor, to provide certain administrative and shareholder services, subject to the supervision and direction of the Board of Trustees of the Fund. The Administrator provides or contracts for a variety of services, including monitoring the financial, accounting and administrative transactions of the Fund, preparation of materials for meetings of the Board of Trustees, coordinating the preparation of

                           JWB AGGRESSIVE GROWTH FUND
                    Notes To Financial Statements (Continued)
                                December 31, 1997


2.      MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES (Continued)

        the semi-annual and annual financial statements, preparation of tax returns and monitoring compliance procedures for the Fund. In addition, the Administrator pays for certain expenses borne by the Fund including the charges and expenses of the transfer agent, legal expenses, the costs incurred in the preparation and mailing of the Fund's prospectus and sales and promotional material, and other miscellaneous expense not borne by the Fund. For these services, the Fund pays the Administrator a fee, which is calculated daily and paid monthly, equal to an annual rate of .90% of average daily net assets. An administrative fee of $3,515 was accrued but none paid for the period ended December 31, 1997.

        Certain officers and directors of the Fund are officers and directors of the Manager.


3.      INVESTMENT TRANSACTIONS

        Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1997 were $136,015 and $529,278, respectively.

        At December 31, 1997 net unrealized appreciation for federal income tax purposes aggregated $23,419 of which $27,808 related to unrealized appreciation and $4,389 related to unrealized depreciation. The cost of investments at December 31, 1997 for federal income tax purposes was $139,918.

                          INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
Board of Trustees of the
  JWB Aggressive Growth Fund

      We have audited the accompanying statement of assets and liabilities of JWB Aggressive Growth Fund including, the schedule of investments, as of December 31, 1997, and the related statements of operations for the year then ended, changes in net assets, and the financial highlights for the period March 28, 1996 (commencement of operations) to December 31, 1996 and for the year ended December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JWB Aggressive Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for the period March 28, 1996 (commencement of operations) to December 31, 1996 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


Abington, Pennsylvania
February 18, 1998                                   Certified Public Accountants